EXHIBIT 99.9

                                                        MONTHLY OPERATING REPORT

-----------------------------------------------
CASE  NAME: AMERICAN INTERNATIONAL TRAVEL, INC.         ACCRUAL BASIS
-----------------------------------------------
CASE  NUMBER: 400-42149-BJH-11                          02/13/95, RWD, 2/96
-----------------------------------------------
JUDGE: BARBARA J. HOUSER
-----------------------------------------------


                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                         MONTH ENDING: OCTOBER 31, 2000


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:

/s/ DREW KEITH                                          Chief Financial Officer
---------------------------------------                 ------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                          TITLE

Drew Keith                                                     11/20/00
---------------------------------------                 ------------------------
PRINTED NAME OF RESPONSIBLE PARTY                                DATE

PREPARER:

/s/ JESSICA L. WILSON                                   Chief Accounting Officer
---------------------------------------                 ------------------------
ORIGINAL SIGNATURE OF PREPARER                                  TITLE

Jessica L. Wilson                                              11/20/00
---------------------------------------                 ------------------------
PRINTED NAME OF PREPARER                                         DATE

                                                        MONTHLY OPERATING REPORT

----------------------------------------------
CASE NAME: AMERICAN INTERNATIONAL TRAVEL, INC.          ACCRUAL BASIS-1
----------------------------------------------
CASE  NUMBER: 400-42149-BJH-11                          02/13/95, RWD, 2/96
----------------------------------------------

COMPARATIVE BALANCE SHEET
-------------------------------------------------------------------------------------------------------------------------------
                                                                              MONTH             MONTH              MONTH
                                                            SCHEDULE   --------------------------------------------------------
ASSETS                                                       AMOUNT        October 2000
-------------------------------------------------------------------------------------------------------------------------------
1.     UNRESTRICTED  CASH                                      $64,520                $0                 $0                 $0
-------------------------------------------------------------------------------------------------------------------------------
2.     RESTRICTED CASH                                                                $0                 $0                 $0
-------------------------------------------------------------------------------------------------------------------------------
3.     TOTAL CASH                                              $64,520                $0                 $0                 $0
-------------------------------------------------------------------------------------------------------------------------------
4.     ACCOUNTS RECEIVABLE (NET)                                                      $0                 $0                 $0
-------------------------------------------------------------------------------------------------------------------------------
5.     INVENTORY                                                                      $0                 $0                 $0
-------------------------------------------------------------------------------------------------------------------------------
6.     NOTES RECEIVABLE                                                               $0                 $0                 $0
-------------------------------------------------------------------------------------------------------------------------------
7.     PREPAID EXPENSES                                                               $0                 $0                 $0
-------------------------------------------------------------------------------------------------------------------------------
8.     OTHER (ATTACH LIST)                                                     ($439,289)                $0                 $0
-------------------------------------------------------------------------------------------------------------------------------
9.     TOTAL CURRENT ASSETS                                    $64,520         ($439,289)                $0                 $0
-------------------------------------------------------------------------------------------------------------------------------
10.    PROPERTY, PLANT & EQUIPMENT                                                    $0                 $0                 $0
-------------------------------------------------------------------------------------------------------------------------------
11.    LESS: ACCUMULATED
       DEPRECIATION/DEPLETION                                                         $0                 $0                 $0
-------------------------------------------------------------------------------------------------------------------------------
12.    NET PROPERTY, PLANT &
       EQUIPMENT                                                    $0                $0                 $0                 $0
-------------------------------------------------------------------------------------------------------------------------------
13.    DUE FROM INSIDERS                                                              $0                 $0                 $0
-------------------------------------------------------------------------------------------------------------------------------
14.    OTHER ASSETS - NET  OF
       AMORTIZATION (ATTACH LIST)                                                     $0                 $0                 $0
-------------------------------------------------------------------------------------------------------------------------------
15.    OTHER (ATTACH LIST)                                                            $0                 $0                 $0
-------------------------------------------------------------------------------------------------------------------------------
16.    TOTAL ASSETS                                            $64,520         ($439,289)                $0                 $0
-------------------------------------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
-------------------------------------------------------------------------------------------------------------------------------
17.    ACCOUNTS PAYABLE                                                               $0                 $0                 $0
-------------------------------------------------------------------------------------------------------------------------------
18.    TAXES PAYABLE                                                                  $0                 $0                 $0
-------------------------------------------------------------------------------------------------------------------------------
19.    NOTES PAYABLE                                                                  $0                 $0                 $0
-------------------------------------------------------------------------------------------------------------------------------
20.    PROFESSIONAL FEES                                                              $0                 $0                 $0
-------------------------------------------------------------------------------------------------------------------------------
21.    SECURED DEBT                                                                   $0                 $0                 $0
-------------------------------------------------------------------------------------------------------------------------------
22.    OTHER (ATTACH LIST)                                                            $0                 $0                 $0
-------------------------------------------------------------------------------------------------------------------------------
23.    TOTAL POSTPETITION
       LIABILITIES                                                                    $0                 $0                 $0
-------------------------------------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
-------------------------------------------------------------------------------------------------------------------------------
24.    SECURED DEBT                                                                   $0                 $0                 $0
-------------------------------------------------------------------------------------------------------------------------------
25.    PRIORITY DEBT                                           $16,503                $0                 $0                 $0
-------------------------------------------------------------------------------------------------------------------------------
26.    UNSECURED DEBT                                         $513,635          ($84,891)                $0                 $0
-------------------------------------------------------------------------------------------------------------------------------
27.    OTHER (ATTACH LIST)                                                            $0                 $0                 $0
-------------------------------------------------------------------------------------------------------------------------------
28.    TOTAL PREPETITION LIABILITIES                          $530,138          ($84,891)                $0                 $0
-------------------------------------------------------------------------------------------------------------------------------
29.    TOTAL LIABILITIES                                      $530,138          ($84,891)                $0                 $0
-------------------------------------------------------------------------------------------------------------------------------
EQUITY
-------------------------------------------------------------------------------------------------------------------------------
30.    PREPETITION OWNERS' EQUITY                                              ($359,163)                $0                 $0
-------------------------------------------------------------------------------------------------------------------------------
31.    POSTPETITION CUMULATIVE
       PROFIT OR (LOSS)                                                           $4,765                 $0                 $0
-------------------------------------------------------------------------------------------------------------------------------
32.    DIRECT CHARGES TO EQUITY
       (ATTACH EXPLANATION)
-------------------------------------------------------------------------------------------------------------------------------
33.    TOTAL EQUITY                                                 $0         ($354,398)                $0                 $0
-------------------------------------------------------------------------------------------------------------------------------
34.    TOTAL LIABILITIES &
       OWNERS' EQUITY                                         $530,138         ($439,289)                $0                 $0
-------------------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

----------------------------------------------
CASE NAME: AMERICAN INTERNATIONAL TRAVEL, INC.          ACCRUAL BASIS-2
----------------------------------------------
CASE  NUMBER: 400-42149-BJH-11                          02/13/95, RWD, 2/96
----------------------------------------------

INCOME STATEMENT
--------------------------------------------------------------------------------------------------------------------
                                                               MONTH          MONTH          MONTH
                                                           ---------------------------------------------   QUARTER
REVENUES                                                    October 2000                                    TOTAL
--------------------------------------------------------------------------------------------------------------------
1.    GROSS REVENUES                                                $0                            $0             $0
--------------------------------------------------------------------------------------------------------------------
2.    LESS: RETURNS & DISCOUNTS                                     $0             $0             $0             $0
--------------------------------------------------------------------------------------------------------------------
3.    NET REVENUE                                                   $0             $0             $0             $0
--------------------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
--------------------------------------------------------------------------------------------------------------------
4.    MATERIAL                                                      $0             $0             $0             $0
--------------------------------------------------------------------------------------------------------------------
5.    DIRECT LABOR                                                  $0             $0             $0             $0
--------------------------------------------------------------------------------------------------------------------
6.    DIRECT OVERHEAD                                               $0             $0             $0             $0
--------------------------------------------------------------------------------------------------------------------
7.    TOTAL COST OF GOODS SOLD                                      $0             $0             $0             $0
--------------------------------------------------------------------------------------------------------------------
8.    GROSS PROFIT                                                  $0             $0             $0             $0
--------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
--------------------------------------------------------------------------------------------------------------------
9.    OFFICER/INSIDER COMPENSATION                                  $0             $0             $0             $0
--------------------------------------------------------------------------------------------------------------------
10.   SELLING & MARKETING                                           $0             $0             $0             $0
--------------------------------------------------------------------------------------------------------------------
11.   GENERAL & ADMINISTRATIVE                                      $0             $0             $0             $0
--------------------------------------------------------------------------------------------------------------------
12.   RENT & LEASE                                                  $0             $0             $0             $0
--------------------------------------------------------------------------------------------------------------------
13.   OTHER (ATTACH LIST)                                           $0             $0             $0             $0
--------------------------------------------------------------------------------------------------------------------
14.   TOTAL OPERATING EXPENSES                                      $0             $0             $0             $0
--------------------------------------------------------------------------------------------------------------------
15.   INCOME BEFORE NON-OPERATING
      INCOME & EXPENSE                                              $0             $0             $0             $0
--------------------------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
--------------------------------------------------------------------------------------------------------------------
16.   NON-OPERATING INCOME (ATT. LIST)                              $0             $0             $0             $0
--------------------------------------------------------------------------------------------------------------------
17.   NON-OPERATING EXPENSE (ATT. LIST)                             $0             $0             $0             $0
--------------------------------------------------------------------------------------------------------------------
18.   INTEREST EXPENSE                                              $0             $0             $0             $0
--------------------------------------------------------------------------------------------------------------------
19.   DEPRECIATION/DEPLETION                                        $0             $0             $0             $0
--------------------------------------------------------------------------------------------------------------------
20.   AMORTIZATION                                                  $0             $0             $0             $0
--------------------------------------------------------------------------------------------------------------------
21.   OTHER (ATTACH LIST)                                           $0             $0             $0             $0
--------------------------------------------------------------------------------------------------------------------
22.   NET OTHER INCOME & EXPENSES                                   $0             $0             $0             $0
--------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
--------------------------------------------------------------------------------------------------------------------
23.   PROFESSIONAL FEES                                             $0             $0             $0             $0
--------------------------------------------------------------------------------------------------------------------
24.   U.S. TRUSTEE FEES                                             $0             $0             $0             $0
--------------------------------------------------------------------------------------------------------------------
25.   OTHER (ATTACH LIST)                                           $0             $0             $0             $0
--------------------------------------------------------------------------------------------------------------------
26.   TOTAL REORGANIZATION EXPENSES                                 $0             $0             $0             $0
--------------------------------------------------------------------------------------------------------------------
27.   INCOME TAX                                                    $0             $0             $0             $0
--------------------------------------------------------------------------------------------------------------------
28.   NET PROFIT (LOSS)                                             $0             $0             $0             $0
--------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

----------------------------------------------
CASE NAME: AMERICAN INTERNATIONAL TRAVEL, INC.          ACCRUAL BASIS-3
----------------------------------------------
CASE  NUMBER: 400-42149-BJH-11                          02/13/95, RWD, 2/96
----------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                     MONTH              MONTH            MONTH
CASH RECEIPTS AND                                             ------------------------------------------------------    QUARTER
DISBURSEMENTS                                                    October 2000                                            TOTAL
---------------------------------------------------------------------------------------------------------------------------------
1.    CASH - BEGINNING OF MONTH                                             $0                $0              $0              $0
---------------------------------------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
---------------------------------------------------------------------------------------------------------------------------------
2.    CASH SALES                                                            $0                $0              $0              $0
---------------------------------------------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
---------------------------------------------------------------------------------------------------------------------------------
3.    PREPETITION                                                           $0                $0              $0              $0
---------------------------------------------------------------------------------------------------------------------------------
4.    POSTPETITION                                                          $0                $0              $0              $0
---------------------------------------------------------------------------------------------------------------------------------
5.    TOTAL OPERATING RECEIPTS                                              $0                $0              $0              $0
---------------------------------------------------------------------------------------------------------------------------------
NON-OPERATING RECEIPTS
---------------------------------------------------------------------------------------------------------------------------------
6.    LOANS & ADVANCES (ATTACH LIST)                                        $0                $0              $0              $0
---------------------------------------------------------------------------------------------------------------------------------
7.    SALE OF ASSETS                                                        $0                $0              $0              $0
---------------------------------------------------------------------------------------------------------------------------------
8.    OTHER (ATTACH LIST)                                                   $0                $0              $0              $0
---------------------------------------------------------------------------------------------------------------------------------
9.    TOTAL NON-OPERATING RECEIPTS                                          $0                $0              $0              $0
---------------------------------------------------------------------------------------------------------------------------------
10.   TOTAL RECEIPTS                                                        $0                $0              $0              $0
---------------------------------------------------------------------------------------------------------------------------------
11.   TOTAL CASH AVAILABLE                                                  $0                $0              $0              $0
---------------------------------------------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
---------------------------------------------------------------------------------------------------------------------------------
12.   NET PAYROLL                                                           $0                $0              $0              $0
---------------------------------------------------------------------------------------------------------------------------------
13.   PAYROLL TAXES PAID                                                    $0                $0              $0              $0
---------------------------------------------------------------------------------------------------------------------------------
14.   SALES, USE & OTHER TAXES PAID                                         $0                $0              $0              $0
---------------------------------------------------------------------------------------------------------------------------------
15.   SECURED/RENTAL/LEASES                                                 $0                $0              $0              $0
---------------------------------------------------------------------------------------------------------------------------------
16.   UTILITIES                                                             $0                $0              $0              $0
---------------------------------------------------------------------------------------------------------------------------------
17.   INSURANCE                                                             $0                $0              $0              $0
---------------------------------------------------------------------------------------------------------------------------------
18.   INVENTORY PURCHASES                                                   $0                $0              $0              $0
---------------------------------------------------------------------------------------------------------------------------------
19.   VEHICLE EXPENSES                                                      $0                $0              $0              $0
---------------------------------------------------------------------------------------------------------------------------------
20.   TRAVEL                                                                $0                $0              $0              $0
---------------------------------------------------------------------------------------------------------------------------------
21.   ENTERTAINMENT                                                         $0                $0              $0              $0
---------------------------------------------------------------------------------------------------------------------------------
22.   REPAIRS & MAINTENANCE                                                 $0                $0              $0              $0
---------------------------------------------------------------------------------------------------------------------------------
23.   SUPPLIES                                                              $0                $0              $0              $0
---------------------------------------------------------------------------------------------------------------------------------
24.   ADVERTISING                                                           $0                $0              $0              $0
---------------------------------------------------------------------------------------------------------------------------------
25.   OTHER (ATTACH LIST)                                                   $0                $0              $0              $0
---------------------------------------------------------------------------------------------------------------------------------
26.   TOTAL OPERATING DISBURSEMENTS                                         $0                $0              $0              $0
---------------------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
27.   PROFESSIONAL FEES                                                     $0                $0              $0              $0
---------------------------------------------------------------------------------------------------------------------------------
28.   U.S. TRUSTEE FEES                                                     $0                $0              $0              $0
---------------------------------------------------------------------------------------------------------------------------------
29.   OTHER (ATTACH LIST)                                                   $0                $0              $0              $0
---------------------------------------------------------------------------------------------------------------------------------
30.   TOTAL REORGANIZATION  EXPENSES                                        $0                $0              $0              $0
---------------------------------------------------------------------------------------------------------------------------------
31.   TOTAL DISBURSEMENTS                                                   $0                $0              $0              $0
---------------------------------------------------------------------------------------------------------------------------------
32.   NET CASH FLOW                                                         $0                $0              $0              $0
---------------------------------------------------------------------------------------------------------------------------------
33.   CASH-END OF MONTH                                                     $0                $0              $0              $0
---------------------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

-----------------------------------------------
CASE NAME: AMERICAN INTERNATIONAL TRAVEL, INC.          ACCRUAL BASIS-4
-----------------------------------------------
CASE  NUMBER: 400-42149-BJH-11                          02/13/95, RWD, 2/96
-----------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                                                     MONTH           MONTH           MONTH
                                                                   SCHEDULE  -------------------------------------------------
ACCOUNTS RECEIVABLE AGING                                           AMOUNT       October 2000
------------------------------------------------------------------------------------------------------------------------------
1.     0-30                                                               $0              $0              $0               $0
------------------------------------------------------------------------------------------------------------------------------
2.     31-60                                                              $0              $0              $0               $0
------------------------------------------------------------------------------------------------------------------------------
3.     61-90                                                              $0              $0              $0               $0
------------------------------------------------------------------------------------------------------------------------------
4.     91+                                                                $0              $0              $0               $0
------------------------------------------------------------------------------------------------------------------------------
5.     TOTAL ACCOUNTS RECEIVABLE                                          $0              $0              $0               $0
------------------------------------------------------------------------------------------------------------------------------
6.     AMOUNT CONSIDERED UNCOLLECTIBLE                                    $0              $0              $0               $0
------------------------------------------------------------------------------------------------------------------------------
7.     ACCOUNTS RECEIVABLE (NET)                                          $0              $0              $0               $0
------------------------------------------------------------------------------------------------------------------------------
AGING OF POSTPETITION TAXES AND PAYABLES                                                          MONTH:  October 2000
--------------------------------------------------------------------------------------------------------------------------------
                                                        0-30            31-60            61-90            91+
TAXES PAYABLE                                           DAYS             DAYS            DAYS            DAYS            TOTAL
--------------------------------------------------------------------------------------------------------------------------------
1.     FEDERAL                                             $0               $0              $0              $0               $0
--------------------------------------------------------------------------------------------------------------------------------
2.     STATE                                               $0               $0              $0              $0               $0
--------------------------------------------------------------------------------------------------------------------------------
3.     LOCAL                                               $0               $0              $0              $0               $0
--------------------------------------------------------------------------------------------------------------------------------
4.     OTHER (ATTACH LIST)                                 $0               $0              $0              $0               $0
--------------------------------------------------------------------------------------------------------------------------------
5.     TOTAL TAXES PAYABLE                                 $0               $0              $0              $0               $0
--------------------------------------------------------------------------------------------------------------------------------
6.     ACCOUNTS PAYABLE                                    $0               $0              $0              $0               $0
--------------------------------------------------------------------------------------------------------------------------------
STATUS OF POSTPETITION TAXES                                                                      MONTH:  October 2000
--------------------------------------------------------------------------------------------------------------------------------
                                                                    BEGINNING         AMOUNT                           ENDING
                                                                       TAX         WITHHELD AND/      AMOUNT            TAX
FEDERAL                                                             LIABILITY*      0R ACCRUED         PAID          LIABILITY
--------------------------------------------------------------------------------------------------------------------------------
1.     WITHHOLDING**                                                        $0              $0              $0               $0
--------------------------------------------------------------------------------------------------------------------------------
2.     FICA-EMPLOYEE**                                                      $0              $0              $0               $0
--------------------------------------------------------------------------------------------------------------------------------
3.     FICA-EMPLOYER**                                                      $0              $0              $0               $0
--------------------------------------------------------------------------------------------------------------------------------
4.     UNEMPLOYMENT                                                         $0              $0              $0               $0
--------------------------------------------------------------------------------------------------------------------------------
5.     INCOME                                                               $0              $0              $0               $0
--------------------------------------------------------------------------------------------------------------------------------
6.     OTHER (ATTACH LIST)                                                  $0              $0              $0               $0
--------------------------------------------------------------------------------------------------------------------------------
7.     TOTAL FEDERAL TAXES                                                  $0              $0              $0               $0
--------------------------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
--------------------------------------------------------------------------------------------------------------------------------
8.     WITHHOLDING                                                          $0              $0              $0               $0
--------------------------------------------------------------------------------------------------------------------------------
9.     SALES                                                                $0              $0              $0               $0
--------------------------------------------------------------------------------------------------------------------------------
10.    EXCISE                                                               $0              $0              $0               $0
--------------------------------------------------------------------------------------------------------------------------------
11.    UNEMPLOYMENT                                                         $0              $0              $0               $0
--------------------------------------------------------------------------------------------------------------------------------
12.    REAL PROPERTY                                                        $0              $0              $0               $0
--------------------------------------------------------------------------------------------------------------------------------
13.    PERSONAL PROPERTY                                                    $0              $0              $0               $0
--------------------------------------------------------------------------------------------------------------------------------
14.    OTHER (ATTACH LIST)                                                  $0              $0              $0               $0
--------------------------------------------------------------------------------------------------------------------------------
15.    TOTAL STATE & LOCAL                                                  $0              $0              $0               $0
--------------------------------------------------------------------------------------------------------------------------------
16.    TOTAL TAXES                                                          $0              $0              $0               $0
--------------------------------------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

                                                        MONTHLY OPERATING REPORT

----------------------------------------------
CASE NAME: AMERICAN INTERNATIONAL TRAVEL, INC.          ACCRUAL BASIS-5
----------------------------------------------
CASE  NUMBER: 400-42149-BJH-11                          02/13/95, RWD, 2/96
----------------------------------------------

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                                    MONTH: October 2000
----------------------------------------------------------------------------------------------------------------------------
BANK RECONCILIATIONS                                            Account #1      Account #2       Account #3
----------------------------------------------------------------------------------------------------------------------------
A. BANK:                                                            N/A
------------------------------------------------------------------------------------------------------------
B. ACCOUNT NUMBER:                                                                                               TOTAL
------------------------------------------------------------------------------------------------------------
C. PURPOSE (TYPE):
----------------------------------------------------------------------------------------------------------------------------
1.     BALANCE PER BANK STATEMENT                                       $0
----------------------------------------------------------------------------------------------------------------------------
2.     ADD: TOTAL DEPOSITS NOT CREDITED                                 $0
----------------------------------------------------------------------------------------------------------------------------
3.     SUBTRACT: OUTSTANDING CHECKS                                     $0
----------------------------------------------------------------------------------------------------------------------------
4.     OTHER RECONCILING ITEMS                                          $0
----------------------------------------------------------------------------------------------------------------------------
5.     MONTH END BALANCE PER BOOKS                                      $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------------------------
6.     NUMBER OF LAST CHECK WRITTEN
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACCOUNTS
----------------------------------------------------------------------------------------------------------------------------
                                                               DATE OF         TYPE OF         PURCHASE         CURRENT
BANK, ACCOUNT NAME & NUMBER                                   PURCHASE       INSTRUMENT         PRICE            VALUE
----------------------------------------------------------------------------------------------------------------------------
7.     N/A
----------------------------------------------------------------------------------------------------------------------------
8.     N/A
----------------------------------------------------------------------------------------------------------------------------
9.     N/A
----------------------------------------------------------------------------------------------------------------------------
10.    N/A
----------------------------------------------------------------------------------------------------------------------------
11.    TOTAL INVESTMENTS                                                                                 $0              $0
----------------------------------------------------------------------------------------------------------------------------
CASH
----------------------------------------------------------------------------------------------------------------------------
12.    CURRENCY ON HAND                                                                                                  $0
----------------------------------------------------------------------------------------------------------------------------
13.    TOTAL CASH - END OF MONTH                                                                                         $0
----------------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT


----------------------------------------------
CASE NAME: AMERICAN INTERNATIONAL TRAVEL, INC.          ACCRUAL BASIS-6
----------------------------------------------
CASE  NUMBER: 400-42149-BJH-11                          02/13/95, RWD, 2/96
----------------------------------------------

                                                        MONTH: October 2000

------------------------------------------------------------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS
------------------------------------------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------
                                      INSIDERS
--------------------------------------------------------------------------------
                                 TYPE OF            AMOUNT         TOTAL PAID
              NAME               PAYMENT             PAID            TO DATE
--------------------------------------------------------------------------------
1.   N/A
--------------------------------------------------------------------------------
2.   N/A
--------------------------------------------------------------------------------
3.   N/A
--------------------------------------------------------------------------------
4.   N/A
--------------------------------------------------------------------------------
5.   N/A
--------------------------------------------------------------------------------
6.   TOTAL PAYMENTS
     TO INSIDERS                                               $0            $0
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                        PROFESSIONALS
------------------------------------------------------------------------------------------------------------------------------
                              DATE OF COURT                                                                      TOTAL
                            ORDER AUTHORIZING             AMOUNT           AMOUNT          TOTAL PAID           INCURRED
                   NAME          PAYMENT                 APPROVED           PAID            TO DATE            & UNPAID *
------------------------------------------------------------------------------------------------------------------------------
1.   N/A
------------------------------------------------------------------------------------------------------------------------------
2.   N/A
------------------------------------------------------------------------------------------------------------------------------
3.   N/A
------------------------------------------------------------------------------------------------------------------------------
4.   N/A
------------------------------------------------------------------------------------------------------------------------------
5.   N/A
------------------------------------------------------------------------------------------------------------------------------
6.   TOTAL PAYMENTS
     TO PROFESSIONALS                                                $0            $0                   $0                 $0
------------------------------------------------------------------------------------------------------------------------------

*  INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED
-----------------------------------------------------------------------------------------------------------
POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
PROTECTION PAYMENTS
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                         SCHEDULED         AMOUNTS
                                                          MONTHLY           PAID             TOTAL
                                                         PAYMENTS          DURING            UNPAID
                 NAME OF CREDITOR                           DUE             MONTH         POSTPETITION
-----------------------------------------------------------------------------------------------------------
1.   N/A
-----------------------------------------------------------------------------------------------------------
2.   N/A
-----------------------------------------------------------------------------------------------------------
3.   N/A
-----------------------------------------------------------------------------------------------------------
4.   N/A
-----------------------------------------------------------------------------------------------------------
5.   N/A
-----------------------------------------------------------------------------------------------------------
6.   TOTAL                                                           $0            $0                   $0
-----------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT
----------------------------------------------
CASE NAME: AMERICAN INTERNATIONAL TRAVEL, INC.          ACCRUAL  BASIS-7
----------------------------------------------
CASE  NUMBER: 400-42149-BJH-11                          02/13/95, RWD, 2/96
----------------------------------------------

                                                             MONTH: October 2000

QUESTIONNAIRE
-----------------------------------------------------------------------------------------------------------
                                                                                   YES             NO
-----------------------------------------------------------------------------------------------------------
1.    HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
      THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                                         X
-----------------------------------------------------------------------------------------------------------
2.    HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
      OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                                                   X
-----------------------------------------------------------------------------------------------------------
3.    ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
      LOANS) DUE FROM RELATED PARTIES?                                                             X
-----------------------------------------------------------------------------------------------------------
4.    HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
      THIS REPORTING PERIOD?                                                                       X
-----------------------------------------------------------------------------------------------------------
5.    HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
      DEBTOR FROM ANY PARTY?                                                                       X
-----------------------------------------------------------------------------------------------------------
6.    ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                 X
-----------------------------------------------------------------------------------------------------------
7.    ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
      PAST DUE?                                                                                    X
-----------------------------------------------------------------------------------------------------------
8.    ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                             X
-----------------------------------------------------------------------------------------------------------
9.    ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                   X
-----------------------------------------------------------------------------------------------------------
10.   ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
      DELINQUENT?                                                                                  X
-----------------------------------------------------------------------------------------------------------
11.   HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
      REPORTING PERIOD?                                                                            X
-----------------------------------------------------------------------------------------------------------
12.   ARE ANY WAGE PAYMENTS PAST DUE?                                                              X
-----------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
INSURANCE
-----------------------------------------------------------------------------------------------------------
                                                                                   YES             NO
-----------------------------------------------------------------------------------------------------------
1.    ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
      NECESSARY INSURANCE COVERAGES IN EFFECT?                                      X
-----------------------------------------------------------------------------------------------------------
2.    ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                        X
-----------------------------------------------------------------------------------------------------------
3.    PLEASE ITEMIZE POLICIES BELOW.
-----------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE
BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN
EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
                                    INSTALLMENT  PAYMENTS
-------------------------------------------------------------------------------------------------------
           TYPE  OF                                                                PAYMENT AMOUNT
            POLICY                    CARRIER          PERIOD COVERED               & FREQUENCY
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
      Please see Case # 00-42141-BJH-11
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-----------------------------------------------
CASE  NAME: AMERICAN INTERNATIONAL TRAVEL, INC.             FOOTNOTES SUPPLEMENT
-----------------------------------------------

-----------------------------------------------
CASE  NUMBER: 400-42149-BJH-11                              ACCRUAL BASIS
-----------------------------------------------

                                                            MONTH: October 2000

-------------------------------------------------------------------------------------------------
 ACCRUAL BASIS         LINE
   FORM NUMBER        NUMBER                         FOOTNOTE/EXPLANATION
-------------------------------------------------------------------------------------------------
       6                       All Professional fees related to the Reorganization of the
                                 Company are disbursed out of Kitty Hawk, Inc. (Parent
                                 Company). Refer to Case # 400-42141
-------------------------------------------------------------------------------------------------
       7                       All insurance plans related to the Company are carried
                                 at Kitty Hawk, Inc. (Parent Company). Refer to Case #
                                 400-42141.
-------------------------------------------------------------------------------------------------
      General                  This operation closed in May of 2000. Costs incurred during
                                  May consisted of costs associated with shut down
                                  procedures as well as wrapping up final billings.
-------------------------------------------------------------------------------------------------
       3                28     All payments are made by Kitty Hawk, Inc. (Case #400-42141)
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

CASE NAME: AMERICAN INTERNATIONAL TRAVEL, INC.

CASE  NUMBER: 400-42149-BJH-11

DETAILS OF OTHER ITEMS


ACCRUAL BASIS-1                                  October 2000


8.   OTHER  (ATTACH  LIST)                                (439,289)Reported
                                             ----------------------
        Intercompany Settlements                             1,132
        A/R KH International                              (246,860)
        CDI Inter-divisional Balancing                    (196,142)
        CDI - Debit/Credit Transfer                          2,581
                                             ----------------------
                                                          (439,289)Detail
                                             ----------------------
                                                                 - Difference